Goldman Sachs Variable Insurance Trust Advisor Class Services Agreement

March 24, 2014

Jefferson National Life Insurance Company

RE: Goldman Sachs Variable Insurance Trust (the “Trust 7) Advisor Class Services Agreement

Ladies and Gentlemen:

The undersigned, Goldman, Sachs & Co. (“Goldman Sachs”), 200 West Street, New York, New York 10282, is the principal distributor of the shares of each series of the Trust listed on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”). Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, or an affiliate thereof, acts as an investment adviser to the Trust, which is an open-end management investment company that offers its shares exclusively to separate accounts of life insurance companies and various qualifying retirement plans or accounts. Shares of each Fund are divided into separate classes. This Agreement (the “Agreement”) relates to the Advisor Class Shares of the Funds (“Advisor Shares”).

You are a broker-dealer and the principal underwriter of variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued through one or more separate accounts by Jefferson National Life Insurance Company (the “Company”). The Company, acting on behalf of its separate account, purchases, holds, exchanges and redeems Advisor Shares as investments for values accumulated under the Contracts (“Contract Value”). The Company has entered into an agreement with the Trust and Goldman Sachs regarding its purchase and redemption of the Advisor Shares (the “Participation Agreement”). With respect to Advisor Shares of each Fund, you and/or your affiliate Jefferson National Securities Corporation (together, the “Contract Underwriter”) are willing to provide, and Goldman Sachs wishes to compensate you for providing, the services set forth on Schedule B (the “Services”). The Services include: (1) services primarily intended to result in the sale of Advisor Shares of the Funds (“Distribution Services”) and (2) personal and account maintenance services for Contract owners with Contract Value allocated to Advisor Shares of the Funds within the meaning of NASD Conduct Rule 2830(b)(9) and administration services (“Account Services”). The parties acknowledge and represent that the Account Services are not primarily intended to result in the sale of shares of the Funds or the Contracts. Accordingly, the Contract Underwriter and Goldman Sachs agree as follows:

1. Agreement to Provide Services. Goldman Sachs hereby engages the Contract Underwriter, and the Contract Underwriter hereby agrees, to provide the Services set forth on Schedule B.

2. Expenses of the Contract Underwriter. The Contract Underwriter shall furnish such office space, equipment, facilities and personnel as may be necessary to perform its duties hereunder. The Contract Underwriter shall bear all costs incurred by it in performing such duties.

3. Fees Payable to the Contract Underwriter. For the Services provided and the expenses incurred by the Contract Underwriter hereunder, Goldman Sachs will pay to the Contract Underwriter a quarterly fee equal on an annual basis to the amounts designated as “Distribution (12b-1) Fees” (for Distribution Services) and “Service Fees” (for Account Services) in the Advisor Share fee table of the applicable Fund prospectus, which may be amended, or in any notice in writing from us, of the average daily net asset value of Advisor Shares of the Fund held by separate accounts under the Contracts during such period. You acknowledge that such prospectus or writing may set forth a description of waivers or reductions of such fees in certain cases. Goldman Sachs will periodically review its relationship with the Contract Underwriter throughout the year and reserves the right to, in its sole discretion, modify or discontinue such payments.

4. Performance of Duties. In performing its duties hereunder, the Contract Underwriter will act in conformity with Goldman Sachs’ instructions, the terms of the Contracts and the Contract prospectuses, the then effective prospectuses and statements of additional information for each Fund, the Investment Company Act of 1940, as amended (the “1940 Act”), and all other applicable federal and state laws, regulations and rulings and the constitution, by-laws and rules of any applicable self-regulatory organization. The Contract Underwriter will assume sole responsibility for its compliance with applicable federal and state laws and regulations, and shall rely exclusively upon its own determination, or that of its legal advisers, that the performance of its duties hereunder complies with such laws and regulations. Under no circumstances shall the Trust, any Fund, Goldman Sachs or any of their affiliates be held responsible or liable in any respect for any statements or representations made by them or their legal advisers to the Contract Underwriter or any Contract owner concerning the applicability of any federal or state laws or regulations to the activities described herein. The Contract Underwriter will perform its duties hereunder in a manner consistent with the customs and practices of other institutions that provide similar services.

5. Anti-Money Laundering. The Contract Underwriter and its agents as well as the Company and its affiliates are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. Among other matters, those policies and procedures include the identification of Contract owners and the source of moneys provided by Contract owners, the identification of “suspicious transactions” and the adoption of anti-money laundering programs. As a consequence, you hereby agree that you will identify your Contract owners underlying each transaction and the source of the moneys used for each transaction, and will identify whether such transactions are “suspicious transactions.” In addition, you hereby agree that you will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. Without limiting the generality of the foregoing, you agree to assist the Company in complying with the “anti-money laundering” provisions of the Participation Agreement.

6 Representations and Warranties. The Contract Underwriter hereby represents, warrants and covenants to Goldman Sachs:

(a).

Jefferson National Securities Corporation is a broker or dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); that it is registered and in good standing, and will during the term of the Agreement remain in good standing, (A) as a broker-dealer with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Section 15 of the Exchange Act and with the securities commission of any state, territory or possession of the United States and (B) as a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and/or any stock exchange or other self-regulatory organization in which Jefferson National Securities Corporation’s membership is necessary for the conduct of its business under the Agreement, and is in full compliance with the rules, regulations and policies of the aforesaid commissions and organizations, particularly those rules, regulations and policies goveming capital requirements, financial reporting, bonding, fiduciary standards and supervisory concerns; and its entering into and performing its obligations under the Agreement does not and will not violate any laws, rules or regulations (including the net capital and customer protection rules of the Commission and the rules or regulations of FINRA or any self-regulatory organization or any so-called “restriction” letter with FINRA);

That it is a corporation, association or partnership duly organized, validly existing, and in good standing under the laws of the state of its organization;

(c).	That entering into and performing its obligations under the Agreement does not and will not violate (i) its charter or by-laws; or (ii) any agreements to which it is a party;

(d).

It will keep confidential any information acquired as a result of the Agreement regarding the business and affairs of the Trust and Goldman Sachs, which requirement shall survive the term of the Agreement; and

(e).

It will not, without written consent of the Trust in each instance, use in advertising, publicity, administering and servicing the Funds or otherwise the name of the Trust, Goldman Sachs, or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof (the “Mark”) of the Trust, Goldman Sachs or their affiliates. Contract Underwriter acknowledges that Goldman Sachs owns all right, title and interest in and to the Mark and the registration thereof. Upon termination of the Agreement, the Contract Underwriter or its successor (to the extent and as soon as it lawfully can) will cease the use of the Mark.

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(f).

You covenant and agree that you will only offer or sell Contracts to “U.S. persons,” all of whom qualify as Qualified Persons as defined in the Participation Agreement, and that all offering or other solicitation activities in which you engage shall be conducted by you or any of your agents solely within the “United States;” in each case as defined in Rule 902 promulgated under the Securities Act of 1933, as amended. In addition, you covenant and agree that you shall have collected the taxpayer identification number for each one of your Contract owner customers.

7. Responsibilities of the Contract Underwriter. The Contract Underwriter agrees that neither Goldman Sachs nor any Fund nor any of its agents shall have any responsibility or liability to review any purchase, exchange or redemption request which is presented by the Company (A) to determine whether such request is genuine or authorized by the Contract owner; or (B) to determine the suitability of the selected Class or Fund for such Contract owner. Goldman Sachs, each Fund and their agents shall be entitled to rely conclusively on any purchase or redemption request communicated to any of them by the Company pursuant to the Participation Agreement, and shall have no liability whatsoever for any losses, claims or damages to or against the Contract Underwriter or any Contract owner resulting from a failure of the Contract Underwriter to provide the services provided for under the Agreement. Goldman Sachs and the Contract Underwriter agree that the Participation Agreement shall govern the process by which the Company purchases, exchanges and redeems Advisor Shares for its separate accounts.

8. Amendment; Termination. The Agreement may be amended by a written instrument executed by both parties and may be terminated by Goldman Sachs or the Contract Underwriter at any time on 60 days’ written notice mailed or delivered to the other party at its address set forth above. The Agreement will also terminate automatically with respect to Advisor Shares of a Fund upon termination of the Participation Agreement with respect to the Fund or Advisor Shares.

9. Rule 12b-1 Provisions. With respect to Distribution Services, the following provisions also apply, but only to the Agreement as it relates to Distribution Services: (1) the Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) or upon termination of the relevant plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Plan”); (2) the Agreement may be terminated at any time without penalty by the vote of a majority of the Independent Trustees of the Trust (as defined in the applicable Plan) or a majority of the outstanding Advisor Shares of the applicable Fund on sixty days’ written notice; and (3) unless sooner terminated, the Agreement will continue until terminated in accordance with its terms, provided that the continuance of the relevant Plan is specifically approved at least annually in accordance with the terms of such Plan.

10. Information and Reports. Upon our reasonable request, you will provide to us a written report of amounts expended under the Agreement and a description of the purposes for which the expenditures are made. You will furnish to the Trust or its designees such information as the Trust or its designees may reasonably request and will otherwise cooperate with us, the Trust and its designees in the preparation of reports to the Trust’s Trustees concerning the Agreement and the monies paid, reimbursed, payable, or reimbursable hereunder, the Services provided and related expenses, and any other reports or filings that may be required by law.

11. Indemnification. Goldman Sachs agrees to indemnify the Contract Underwriter and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) the Contract Underwriter from and against any losses, claims, damages, expenses (including reasonable fees and expenses of counsel) or liabilities (“Damages”) to which the Contract Underwriter or such person may become subject in so far as such Damages arise out of the failure of Goldman Sachs or its employees or agents to comply with Goldman Sachs’ obligations under the Agreement or any other agreement between Goldman Sachs and the Contract Underwriter relating to the performance of Services hereunder (a “Covered Agreement’). The Contract Underwriter agrees to indemnify Goldman Sachs, the Trust, the Funds, their agents and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) any of them from and against any Damages to which any of them may become subject in so far as such Damages arise out of the failure of the Contract Underwriter or its employees, agents or Contract owners to comply with the Contract Underwriter’s obligations under a Covered Agreement. Notwithstanding the foregoing, neither Goldman Sachs nor the Contract Underwriter shall be entitled to be indemnified for Damages arising out of its or its agent’s or employee’s gross negligence. The foregoing indemnity agreements shall be in addition to any liability or cause of action that Goldman Sachs or the Contract Underwriter may otherwise have, and shall survive the termination of the Agreement.

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1. No Association or Agency. The Contract Underwriter shall be deemed an independent contractor and not an agent of Goldman Sachs, the Trust or any Fund for all purposes hereunder and shall have no authority to act for or represent Goldman Sachs, the Trust or any Fund. In addition, no officer or employee of the Contract Underwriter shall be deemed to be an employee or agent of the Trust, the Funds or Goldman Sachs or be subject, in any respect, to the supervision of Goldman Sachs or any affiliate thereof.

2. Applicable Law. If any provision of the Agreement shall be held or made invalid by a decision in a judicial or administrative proceeding, statute, rule or otherwise, the enforceability of the remainder of the Agreement will not be impaired thereby. The Agreement shall be governed by the laws of the State of Delaware and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

3. Important Information. In accordance with government regulations, financial institutions are required to obtain, verify, and record information that identifies each person or entity that opens an account. Except as provided in the Participation Agreement, when the Company opens a Contract owner account, the Trust may ask for the name, address, identification number and other information that will allow us to identify the Contract owner. The Trust may also ask to see government-issued identifying documents.

Very truly yours,

GOLDMAN, SACHS & CO.

By:	/s/ [illegible]

Accepted and agreed to as of the date first above written:

By:	/s/ Craig Hawley
[Authorized Representative]

Craig Hawley
(Print Name)

2014
(Date)

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Schedule A

FUNDS

Goldman Sachs VIT Global Markets Navigator

Goldman Sachs VIT Multi-Strategy Alternatives

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Schedule B

SERVICES

Account Services:

a)

Provide personal and account maintenance services (within the meaning of NASD Conduct Rule 2830(b)(9)) to owners of Contracts with Contract Value invested in Advisor Shares (“Contract Owners”), including but not limited to the following:

responding to inquiries of, and furnishing assistance and other support to, Contract Owners regarding Advisor Shares held under their Contracts (“Contract Shares”);

teleservicing support to Contract Owners in connection with their Contract Shares;

•

assisting Contract Owners with Contract features relating to their Contract Shares, such as transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals;

•	providing such similar services as the Trust may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulation, including NASD Conduct Rule 2830;

b)	Arrange for and pay money to broker-dealers with whom it has entered into agreements to provide the services listed above (“Authorized Firms”) for any of the foregoing purposes; and

c)

Provide administration services with respect to the Advisor Shares as the Trust may reasonably request to the extent you or an Authorized Firm are permitted to do so under applicable statutes, rules or regulation.

Distribution Services:

a)	Assist in the preparation of advertisements and other sales literature for the Contracts that describes or discusses the Funds;

b)	Provide sales compensation to representatives of the Contract Underwriter;

c)	Hold seminars and sales meetings designed to promote the sale or distribution of Contracts relating to Advisor Shares;

d)	Train sales personnel regarding the Contracts or a Fund’s Advisor Shares;

e)	Arrange for and pay money to broker-dealers with whom it has entered into agreements to provide the services listed above (“Authorized Firms”) for any of the foregoing purposes; and

f)

Perform any additional services primarily intended to result in the distribution of the Contracts and the sale of Advisor Shares to the extent you or an Authorized Firm are permitted to do so under applicable statutes, rules or regulation.

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Goldman Sachs Trust Service Agreement

Date

Jefferson National Securities Corporation

RE: Goldman Sachs Variable Insurance Trust (the “Trust”) Service Agreement

Ladies and Gentlemen:

The undersigned, Goldman, Sachs & Co. (“Goldman Sachs”), 200 West Street, New York, New York 10282, is the principal distributor of the shares of beneficial interest of each Fund. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, or an affiliate thereof, acts as an investment adviser to the Trust, which is an open-end management investment company that offers its shares of beneficial interest exclusively to separate accounts of life insurance companies and various qualifying retirement plans or accounts. (such Funds now or hereafter offered by the Trust are individually referred to herein as a “Fund” and, collectively, as the “Funds”). Shares or units of beneficial interest (the “Shares”) of each Fund are divided into separate classes. This Agreement relates to Class A Shares of the Funds.

You are a broker-dealer and the principal underwriter of variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued through one or more separate accounts by Jefferson National Life Insurance Company (the “Company”). The Company acting on behalf of its separate account purchases, holds, exchanges and redeems Shares of the Funds as investments for values accumulated under the Contracts. The Company has entered into an agreement with the Trust and Goldman Sachs regarding its purchase and redemption of the Shares (the “Participation Agreement”). You (the “Contract Underwriter”) are willing to perform, and Goldman Sachs wishes to compensate you for performing, certain services with respect to the sale and distribution of the Contracts (the “Services”) that may indirectly result in the sale of Shares to the Company. Accordingly, the Contract Underwriter and Goldman Sachs agree as follows:

1. Agreement to Provide Services. Goldman Sachs hereby engages the Contract Underwriter, and the Contract Underwriter hereby agrees, to perform the following Services: (a) establish and maintain (or assist the Company in establishing and maintaining) relationships with owners of Contracts who are its customers or customers of other broker-dealers with whom it has entered into agreements to sell the Contracts (“Selling Dealers”); (b) provide Contract owners with “personal services” (within the meaning of NASD Conduct Rule 2830(b)(9)); (c) assist in the preparation of advertisements and other sales literature for the Contracts that describes or discusses the Funds; (d) provide sales compensation to representatives of the Contract Underwriter; (e) pay money to Selling Dealers for any of the foregoing purposes; and (f) perform any additional services primarily intended to result in the distribution of the Contracts and the sale of the Shares to the Company.

2. Expenses of the Contract Underwriter. The Contract Underwriter shall furnish such office space, equipment, facilities and personnel as may be necessary to perform its duties hereunder. The Contract Underwriter shall bear all costs incurred by it in performing such duties.

3. Fees Payable to the Contract Underwriter. For the Services provided and the expenses incurred by the Contract Underwriter hereunder, Goldman Sachs will pay to the Contract Underwriter a quarterly service fee equal on an annual basis to the amount as set forth in the applicable Fund prospectus, which may be amended, or in any notice in writing from us, of the average daily net asset value of the Shares of each Fund which are owned beneficially by Contract owners through the Contract Underwriter during such period. You acknowledge that such prospectus or writing may set forth a description of waivers or reductions of such fees in certain cases.

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4. Performance of Duties. In performing its duties hereunder, the Contract Underwriter will act in conformity with Goldman Sachs’ instructions, the terms of the Contracts and Contract prospectuses, the then effective prospectuses and statements of additional information for the Shares of each Fund, the Investment Company Act of 1940, as amended (the “1940 Act”) and all other applicable federal and state laws, regulations and rulings and the constitution, by-laws and rules of any applicable self-regulatory organization. The Contract Underwriter will assume sole responsibility for its compliance with applicable federal and state laws and regulations, and shall rely exclusively upon its own determination, or that of its legal advisers, that the performance of its duties hereunder complies with such laws and regulations. Under no circumstances shall the Trust, any Fund, Goldman Sachs or any of their affiliates be held responsible or liable in any respect for any statements or representations made by them or their legal advisers to the Contract Underwriter or any Contract owner concerning the applicability of any federal or state laws or regulations to the activities described herein. The Contract Underwriter will perform its duties hereunder in a manner consistent with the customs and practices of other institutions that provide similar services.

5. Anti-Money Laundering. The Contract Underwriter and its agents as well as the Company and its affiliates are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. Among other matters, those policies and procedures include the identification of Contract owners and the source of moneys provided by Contract owners, the identification of “suspicious transactions” and the adoption of anti-money laundering programs. As a consequence, you hereby agree that you will identify your Contract owners underlying each transaction and the source of the moneys used for each transaction, and will identify whether such transactions are “suspicious transactions” each in compliance with applicable law. In addition, you hereby agree that you will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. Without limiting the generality of the foregoing, you agree to assist the Company in complying with the “anti-money laundering” provisions of the Participation Agreement .

6. Representations and Warranties. The Contract Underwriter hereby represents, warrants and covenants to Goldman Sachs:

(a).

That it is a broker or dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); that it is registered and in good standing, and will during the term of this Agreement remain in good standing (A) as a broker-dealer with the Commission pursuant to Section 15 of the Exchange Act and with the securities commission of any state, territory or possession of the United States and (B) as a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and/or any stock exchange or other self-regulatory organization in which the Contract Underwriter’s membership is necessary for the conduct of its business under this Agreement, and is in full compliance with the rules, regulations and policies of the aforesaid commissions and organizations, particularly those rules, regulations and policies governing capital requirements, financial reporting, bonding, fiduciary standards and supervisory concerns; and its entering into and performing its obligations under this Agreement does not and will not violate any laws, rules or regulations (including the net capital and customer protection rules of the Commission and the rules or regulations of FINRA or any self-regulatory organization or any so-called “restriction” letter with FINRA); or

(b).	That it is a corporation, association or partnership duly organized, validly existing, and in good standing under the laws of the state of its organization;

(c).	That entering into and performing its obligations under this Agreement does not and will not violate (i) its charter or by-laws; or (ii) any agreements to which it is a party;

(d).

It will keep confidential any information acquired as a result of this Agreement regarding the business and affairs of the Trust and Goldman, Sachs & Co., which requirement shall survive the term of this Agreement;

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(e).

Neither the Company nor any person directly or indirectly authorized by the Company (including, without limitation, underwriters, distributors, and sellers of the Contracts) shall use any piece of advertising, sales literature or other promotional material in which the Trust, Goldman Sachs or an affiliate of either is named, except with the prior written consent of the Trust or Goldman Sachs. The Company shall furnish to the Trust or Goldman Sachs each such piece of advertising, sales literature or other promotional material at least ten (10) days prior to its use (except if the only mention of the Funds is their inclusion in a list of investment options). The Trust or Goldman Sachs shall respond to any request for written consent within 10 days, and if Trust or Goldman Sachs fail to approve or provide comments within such 10 days the piece shall be deemed approved. After receiving the Trust’s or Goldman Sachs’ consent to the use of any such material, no further changes may be made without obtaining the Trust’s or Goldman Sachs’ written consent to such changes. The Trust or Goldman Sachs may at any time in its sole discretion revoke such written consent, and upon notification of such revocation, the Company shall no longer use the material subject to such revocation. The Company shall not be responsible for filing any materials with FINRA.

(1)

It will not, without written consent of the Trust in each instance, use in advertising, publicity, administering and servicing the Funds or otherwise the name of the Trust, Goldman, Sachs & Co., or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof (the “Mark”) of the Trust, Goldman, Sachs & Co. or their affiliates. Contract Underwriter acknowledges that Goldman Sachs owns all right, title and interest in and to the Mark and the registration thereof. Upon termination of this Agreement, the Contract Underwriter or its successor, (to the extent and as soon as it lawfully can), will cease the use of the Mark; and

(g).

You covenant and agree that you will only offer or sell Contracts to “U.S. persons” and that all offering or other solicitation activities in which you engage shall be conducted by you or any of your agents solely within the “United States,” in each case as defined in Rule 902 promulgated under the Securities Act of 1933, as amended.

7. Responsibilities of the Contract Underwriter. The Contract Underwriter agrees that neither Goldman Sachs nor any Fund nor any of its agents shall have any responsibility or liability to review any purchase, exchange or redemption request which is presented by the Company (A) to determine whether such request is genuine or authorized by the Contract owner; or (B) to determine the suitability of the selected Class or Fund for such Contract owner. Goldman Sachs, each Fund and their agents shall be entitled to rely conclusively on any purchase or redemption request communicated to any of them by the Company pursuant to the Participation Agreement, and shall have no liability whatsoever for any losses, claims or damages to or against the Contract Underwriter or any Contract owner resulting from a failure of the Contract Underwriter to the services provided for under this agreement. Goldman Sachs and the Contract Underwriter agree that the Participation Agreement shall govern the process by which the Company purchases, exchanges and redeems of Shares for its separate accounts

8. Amendment; Termination. This Agreement may be amended by a written instrument executed by both parties and may be terminated by Goldman Sachs or the Contract Underwriter at any time on 60 days’ written notice mailed or delivered to the other party at its address set forth above.

9. Indemnification. Goldman Sachs agrees to indemnify the Contract Underwriter and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) the Contract Underwriter from and against any losses, claims, damages, expenses (including reasonable fees and expenses of counsel) or liabilities (“Damages”) to which the Contract Underwriter or such person may become subject in so far as such Damages arise out of the failure of Goldman Sachs or its employees or agents to comply with Goldman Sachs’ obligations under this Agreement or any other agreement between Goldman Sachs and the Contract Underwriter relating to the performance of Services hereunder (a “Covered

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Agreement”). The Contract Underwriter agrees to indemnify Goldman Sachs, the Funds, their agents and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) any of them from and against any Damages to which any of them may become subject in so far as such Damages arise out of the failure of the Contract Underwriter or its employees, agents or Contract owners to comply with the Contract Underwriter’s obligations under a Covered Agreement. Notwithstanding the foregoing, neither Goldman Sachs nor the Contract Underwriter shall be entitled to be indemnified for Damages arising out of its or its agent’s or employee’s gross negligence. The foregoing indemnity agreements shall be in addition to any liability Goldman Sachs or the Contract Underwriter may otherwise have, and shall survive the termination of this Agreement.

10. No Association or Agency. The Contract Underwriter shall be deemed an independent contractor and not an agent of Goldman Sachs or any Fund for all purposes hereunder and shall have no authority to act for or represent Goldman Sachs or any Fund. In addition, no officer or employee of the Contract Underwriter shall be deemed to be an employee or agent of the Funds or Goldman Sachs or be subject, in any respect, to the supervision of Goldman Sachs or any affiliate thereof.

11. Applicable Law. If any provision of this Agreement shall be held or made invalid by a decision in a judicial or administrative proceeding, statute, rule or otherwise, the enforceability of the remainder of this Agreement will not be impaired thereby. This Agreement shall be governed by the laws of the State of Delaware and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

12. Important Information. In accordance with government regulations, financial institutions are required to obtain, verify, and record information that identifies each person or entity that opens an account. Except as provided in the Participation Agreement, when the Company opens a Contract owner account, the Trust may ask for the name, address, identification number and other information that will allow us to identify the Contract owner. The Trust may also ask to see government-issued identifying documents.

Very truly yours,

GOLDMAN, SACHS & CO.

By:	illegible
[Authorized Officer]

Accepted and agreed to as of the date first above written:

Jefferson National Securities Corporation

By:	/s/ Craig Hawley
[Authorized Officer]

Craig Hawley
(Print Name)

, 2013
(Date)

4

Goldman Sachs Variable Insurance Trust Service Class Services Agreement

February 3, 2015

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

RE: Goldman Sachs Variable Insurance Trust (the “Trust”) Service Class Services Agreement

Ladies and Gentlemen:

The undersigned, Goldman, Sachs & Co. (“Goldman Sachs”), 200 West Street, New York, New York 10282, is the principal distributor of the shares of each series of the Trust listed on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”). Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, or an affiliate thereof, acts as an investment adviser to the Trust, which is an open-end management investment company that offers its shares exclusively to separate accounts of life insurance companies and various qualifying retirement plans or accounts. Shares of each Fund are divided into separate classes. This Agreement (the “Agreement”) relates to the Service Class Shares of the Funds (“Service Shares”).

You are a broker-dealer and the principal underwriter of variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued through one or more separate accounts by Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (the “Company”). The Company, acting on behalf of its separate account, purchases, holds, exchanges and redeems Service Shares as investments for values accumulated under the Contracts (“Contract Value”). The Company has entered into an agreement with the Trust and Goldman Sachs regarding its purchase and redemption of Service Shares (the “Participation Agreement”). With respect to each Fund, you (the “Contract Underwriter”) are willing to provide, and Goldman Sachs wishes to compensate you for providing, certain services with respect to the sale and distribution of the Contracts (the “Services”) that may indirectly result in the sale of Service Shares to the Company. Accordingly, the Contract Underwriter and Goldman Sachs agree as follows:

1. Agreement to Provide Services. Goldman Sachs hereby engages the Contract Underwriter, and the Contract Underwriter hereby agrees, to provide the following Services: (a) establish and maintain (or assist the Company in establishing and maintaining) relationships with owners of Contracts who are its customers or customers of other broker-dealers with whom it has entered into agreements to sell the Contracts (“Selling Dealers”); (b) provide Contract owners with “personal services” (within the meaning of NASD Conduct Rule 2830(b)(9)); (c) assist in the preparation of advertisements and other sales literature for the Contracts that describes or discusses the Funds; (d) provide sales compensation to representatives of the Contract Underwriter; (e) pay money to Selling Dealers for any of the foregoing purposes; and (f) perform any additional services primarily intended to result in the distribution of the Contracts and the sale of the Service Shares to the Company.

2. Expenses of the Contract Underwriter. The Contract Underwriter shall furnish such office space, equipment, facilities and personnel as may be necessary to perform its duties hereunder. The Contract Underwriter shall bear all costs incurred by it in performing such duties.

3. Fees Payable to the Contract Underwriter. For the Services provided and the expenses incurred by the Contract Underwriter hereunder, Goldman Sachs will pay to the Contract Underwriter a quarterly fee equal on an annual basis to the amount designated as “Distribution and Service (12b-1) Fees” in the Service Share fee table of the applicable Fund prospectus, which may be amended, or in any notice in writing from us, of the average daily net asset value of Service Shares of the Fund held by separate accounts under the Contracts during such period. You acknowledge that such prospectus or writing may set forth a description of waivers or reductions of such fees in certain cases. Goldman Sachs will periodically review its relationship with the Contract Underwriter throughout the year and reserves the right to, in its sole discretion, modify or discontinue such payments.

4. Performance of Duties. In performing its duties hereunder, the Contract Underwriter will act in conformity with Goldman Sachs’ instructions, the terms of the Contracts and the Contract prospectuses, the then effective prospectuses and statements of additional information for each Fund, the Investment Company Act of 1940, as amended (the “1940 Act”), and all other applicable federal and state laws, regulations and rulings and the constitution, by-laws and rules of any applicable self-regulatory organization. The Contract Underwriter will assume sole responsibility for its compliance with applicable federal and state laws and regulations, and shall rely exclusively upon its own determination, or that of its legal advisers, that the performance of its duties hereunder complies with such laws and regulations. Under no circumstances shall the Trust, any Fund, Goldman Sachs or any of their affiliates be held responsible or liable in any respect for any statements or representations made by them or their legal advisers to the Contract Underwriter or any Contract owner concerning the applicability of any federal or state laws or regulations to the activities described herein. The Contract Underwriter will perform its duties hereunder in a manner consistent with the customs and practices of other institutions that provide similar services.

5. Anti-Money Laundering. The Contract Underwriter and its agents as well as the Company and its affiliates are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. Among other matters, those policies and procedures include the identification of Contract owners and the source of moneys provided by Contract owners, the identification of “suspicious transactions” and the adoption of anti-money laundering programs. As a consequence, you hereby agree that you will identify your Contract owners underlying each transaction and the source of the moneys used for each transaction, and will identify whether such transactions are “suspicious transactions.” In addition, you hereby agree that you will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. Without limiting the generality of the foregoing, you agree to assist the Company in complying with the “anti-money laundering” provisions of the Participation Agreement. ,,

6. Representations and Warranties. The Contract Underwriter hereby represents, warrants and covenants to Goldman Sachs:

(a).

That it is a broker or dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); that it is registered and in good standing, and will during the term of the Agreement remain in good standing, (A) as a broker-dealer with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Section 15 of the Exchange Act and with the securities commission of any state, territory or possession of the United States and (B) as a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and/or any stock exchange or other self-regulatory organization in which the Contract Underwriter’s membership is necessary for the conduct of its business under the Agreement, and is in full compliance with the rules, regulations and policies of the aforesaid commissions and organizations, particularly those rules, regulations and policies governing capital requirements, financial reporting, bonding, fiduciary standards and supervisory concerns; and its entering into and performing its obligations under the Agreement does not and will not violate any laws, rules or regulations (including the net capital and customer protection rules of the Commission and the rules or regulations of FINRA or any self-regulatory organization or any so-called “restriction” letter with FINRA);

That it is a corporation, association or partnership duly organized, validly existing, and in good standing under the laws of the state of its organization;

(c).	That entering into and performing its obligations under the Agreement does not and will not violate (i) its charter or by-laws; or (ii) any agreements to which it is a party;

2

(d).

It will keep confidential any information acquired as a result of the Agreement regarding the business and affairs of the Trust and Goldman Sachs, which requirement shall survive the term of the Agreement; and

(e).

It will not, without written consent of the Trust in each instance, use in advertising, publicity, administering and servicing the Funds or otherwise the name of the Trust, Goldman Sachs, or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof (the “Mark”) of the Trust, Goldman Sachs or their affiliates. Contract Underwriter acknowledges that Goldman Sachs owns all right, title and interest in and to the Mark and the registration thereof. Upon termination of the Agreement, the Contract Underwriter or its successor (to the extent and as soon as it lawfully can) will cease the use of the Mark.

(f).

You covenant and agree that you will only offer or sell Contracts to “U.S. persons,” all of whom qualify as Qualified Persons as defined in the Participation Agreement, and that all offering or other solicitation activities in which you engage shall be conducted by you or any of your agents solely within the “United States,” in each case as defined in Rule 902 promulgated under the Securities Act of 1933, as amended. In addition, you covenant and agree that you shall have received and shall maintain duly executed and completed Internal Revenue Service Form W-9’s for each one of your Contract owner customers and shall update such Form W-9’s as may be required by law.

7. Responsibilities of the Contract Underwriter. The Contract Underwriter agrees that neither Goldman Sachs nor any Fund nor any of its agents shall have any responsibility or liability to review any purchase, exchange or redemption request which is presented by the Company (A) to determine whether such request is genuine or authorized by the Contract owner; or (B) to determine the suitability of the selected Class or Fund for such Contract owner. Goldman Sachs, each Fund and their agents shall be entitled to rely conclusively on any purchase or redemption request communicated to any of them ‘by the Company pursuant to the Participation Agreement, and shall have no liability whatsoever for any losses, claims or damages to or against the Contract Underwriter or any Contract owner resulting from a failure of the Contract Underwriter to provide the services provided for under the Agreement. Goldman Sachs and the Contract Underwriter agree that the Participation Agreement shall govern the process by which the Company purchases, exchanges and redeems Service Shares for its separate accounts.

8. Amendment; Termination. The Agreement may be amended by a written instrument executed by both parties and may be terminated by Goldman Sachs or the Contract Underwriter at any time on 60 days’ written notice mailed or delivered to the other party at its address set forth above. The Agreement will also terminate automatically with respect to Service Shares of a Fund upon termination of the Participation Agreement with respect to the Fund or Service Shares; will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) or upon termination of the relevant plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Plan”); and may be terminated at any time without penalty by the vote of a majority of the Independent Trustees of the Trust (as defined in the applicable Plan) or a majority of the outstanding Service Shares of the applicable Fund on sixty days’ written notice. Unless sooner terminated, the Agreement will continue until terminated in accordance with its terms, provided that the continuance of the relevant Plan is specifically approved at least annually in accordance with the terms of such Plan.

9. Information and Reports. Upon our reasonable request, you will provide to us a written report of amounts expended under the Agreement and a description of the purposes for which the expenditures are made. You will furnish to the Trust or its designees such information as the Trust or its designees may reasonably request and will otherwise cooperate with us, the Trust and its designees in the preparation of reports to the Trust’s Trustees concerning the Agreement and the monies paid, reimbursed, payable, or reimbursable hereunder, the Services provided and related expenses, and any other reports or filings that may be required by law.

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10. Indemnification. Goldman Sachs agrees to indemnify the Contract Underwriter and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) the Contract Underwriter from and against any losses, claims, damages, expenses (including reasonable fees and expenses of counsel) or liabilities (“Damages”) to which the Contract Underwriter or such person may become subject in so far as such Damages arise out of the failure of Goldman Sachs or its employees or agents to comply with Goldman Sachs’ obligations under the Agreement or any other agreement between Goldman Sachs and the Contract Underwriter relating to the performance of Services hereunder (a “Covered Agreement”). The Contract Underwriter agrees to indemnify Goldman Sachs, the Trust, the Funds, their agents and each person who controls (as defined in Section 2(a)(9) of the 1940 Act) any of them from and against any Damages to which any of them may become subject in so far as such Damages arise out of the failure of the Contract Underwriter or its employees, agents or Contract owners to comply with the Contract Underwriter’s obligations under a Covered Agreement. Notwithstanding the foregoing, neither Goldman Sachs nor the Contract Underwriter shall be entitled to be indemnified for Damages arising out of its or its agent’s or employee’s gross negligence. The foregoing indemnity agreements shall be in addition to any liability or cause of action that Goldman Sachs or the Contract Underwriter may otherwise have, and shall survive the termination of the Agreement.

11. No Association or Agency. The Contract Underwriter shall be deemed an independent contractor and not an agent of Goldman Sachs, the Trust or any Fund for all purposes hereunder and shall have no authority to act for or represent Goldman Sachs, the Trust or any Fund. In addition, no officer or employee of the Contract Underwriter shall be deemed to be an employee or agent of the Trust, the Funds or Goldman Sachs or be subject, in any respect, to the supervision of Goldman Sachs or any affiliate thereof.

12. Applicable Law. If any provision of the Agreement shall be held or made invalid by a decision in a judicial or administrative proceeding, statute, rule or otherwise, the enforceability of the remainder of the Agreement will not be impaired thereby. The Agreement shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

13. Important Information. In accordance with government regulations, financial institutions are required to obtain, verify, and record information that identifies each person or entity that opens an account. Except as provided in the Participation Agreement, when the Company opens a Contract owner account, the Trust may ask for the name, address, identification number and other information that will allow us to identify the Contract owner. The Trust may also ask to see government-issued identifying documents:

Very truly yours,

GOLDMAN, SACHS & CO.

By:	illegible
[Authorized Officer]

Accepted and agreed to as of the date first above written:

By:	/s/ Craig Hawley
[Authorized Officer]

Craig Hawley
(Print Name)

2/11, 2015

JEFFERSON NATIO LAL LIFE INSURANCE COMPANY

(Date)

4

JEFFERSON NATIONAh LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Craig Hawley
[Authorized Officer]

Craig Hawley
(Print Name)

2/11, 2015
(Date)

5

Schedule A

FUNDS

All available series of Goldman Sachs Variable Tnsurance Trust, if available according to the series’ current Prospectuses and Statements of Additional Information.

6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Goldman, Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

November 15, 2013

Jefferson National Life Insurance Company

10350 Ormsby Park Place

Louisville, KY 40223

Ladies and Gentlemen:

This letter sets forth the agreement between Jefferson National Life Insurance Company (“you” or the “Company”) and the undersigned (“we” or “Goldman, Sachs Asset Management, L.P.”, or “GSAM”) concerning certain administrative services to be provided by you, with respect to the Goldman Sachs Variable Insurance Trust (the “Trust”).

1. The Trust. The Trust is a Delaware statutory trust registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of one or more separate series (“Portfolios”) of shares and serves as a funding vehicle for variable annuity contracts and variable life insurance contracts. As such, the Trust sells its shares to insurance companies and their separate accounts. With respect to various provisions of the Act, the SEC requires that owners of variable annuity contracts and variable life insurance contracts be provided with materials and rights afforded to shareholders of a publicly-available SEC-registered mutual fund.

2. The Company. The Company is a Texas life insurance company. The Company issues variable annuity contracts (the “Contracts”) supported by Jefferson National Annuity Account G (the “Separate Account”; if more than one, the term “Separate Account” shall apply to each Separate Account subject hereto) which is registered with the SEC as a unit investment trust. The Company has entered into a participation agreement (the “Participation Agreement”) with the Trust pursuant to which the Company purchases shares of the Trust for the Separate Account supporting the Company’s Contracts.

3. Goldman, Sachs & Co. Goldman, Sachs & Co. serves as the distributor for the Trust. GSAM serves as the Trust’s investment adviser. GSAM supervises and assists in the overall management of the Trust’s affairs under an Investment Management Agreement with the Trust, subject to the overall authority of the Trust’s Board of Trustees in accordance with Delaware law. Under the Investment Management Agreement, we are compensated for providing investment advisory and certain administrative services.

4. Administrative Services. You have agreed to assist us, as we may request from time to time, with the provision of administrative services to the Trust, as they may relate to the investment in the Trust by the Separate Account. It is anticipated that such services may include (but shall not be limited to) the mailing of Trust reports, notices, proxies and proxy statements and other informational materials to owners of the Contracts supported by the Separate Account; the transmission of purchase and redemption requests to the Trust’s transfer agent; the maintenance of separate records for each owner of a Contract reflecting shares purchased and redeemed and share balances attributable to such Contract Owner in the form of units; the preparation of various reports for submission to the Trust’s Trustees; the provision of shareholder support services with respect to the Portfolios serving as funding vehicles for the Company’s Contracts; and the services listed on Schedule A.

5. Payment for Administrative Services. In consideration of the services to be provided by you, we shall pay you on a quarterly basis, from our assets, including GSAM’s bona fide profits as investment adviser to the Trust, an amount equal to the following amounts per annum of the average aggregate net asset value of shares of the Trust held by the Separate Account under the Participation Agreement.

Equity Funds Fixed Income Funds Money Market Funds	[**]% [**]% [**]%[1]

For purposes of computing the payment to the Company contemplated under this Paragraph 5, the average aggregate net asset value of shares of the Trust held by the Separate Account over a one-month period shall be computed by totaling the Separate Account’s aggregate investment (share net asset value multiplied by total number of shares held by the Separate Account) on each calendar day during the month, and dividing by the total number of calendar days during such month. The payment contemplated by this Section 5 shall be calculated by the Company at the end of each calendar quarter. The Company shall send GSAM an invoice via email no more than 30 days following the end of each calendar quarter and GSAM will make payment to the Company within thirty (30) business days after receiving such invoice. Furthermore, GSAM will not be responsible for any service fees payable to Company for a particular calendar quarter if GSAM has not received a corresponding invoice within 90 days following that calendar quarter-end.

6. Nature of Payments. The parties to this letter agreement recognize and agree that GSAM’s payments to the Company relate to administrative services only and do not constitute payment in any manner for investment advisory services or for costs of distribution of the Contracts or of Trust shares; and, further, that these payments are not otherwise related to investment advisory or distribution services or expenses, or administrative services which the Company is required to provide to owners of the Contracts pursuant to the terms thereof. You represent that:

•	you may legally receive the payments contemplated by this Agreement.

•	the administrative services provided under this Agreement are not ones for which the Trust has agreed to perform, provide or pay for under the Participation Agreement.

•

to the extent required by applicable law, you have taken payments received from GSAM under this Agreement into account in making any determinations pursuant to Section 26(f)(2)(A) and 26(f)(3) of the Act.

[1]

The fee paid by GSAM to the Company on Money Market Funds may be reduced as described in Schedule B of this Agreement. You agree to be bound by the terms of such Schedule B and agree to any reduction in fees that may occur as described therein/

7. Term. This letter agreement shall remain in full force and effect for an initial term of one year, and shall automatically renew for successive one-year periods unless either party notifies the other upon sixty (60) days’ written notice of its intent not to continue this agreement. This letter agreement shall terminate automatically upon the redemption of the Separate Account’s investment in the Trust, or upon termination of the Trust’s obligation to sell its shares under the Participation Agreement. Notwithstanding the foregoing, Company shall be entitled to receive the payment set forth in paragraph 5 for so long as it continues to provide the services described in this letter agreement, except in the event of termination of the Agreement by the Trust or GSAM “for cause.” A termination “for cause” shall mean a termination of this Agreement by reason of the occurrence of any of the following: (a) the Company is fraudulent, grossly negligent or engages in willful misconduct in the performance of any of its material duties hereunder; (b) the Company breaches this Agreement; or (c) the Company or any senior officer of the Company is convicted of (i) a crime involving fraud or dishonesty or (ii) a violation of the U.S. federal securities laws.

8. Representations and Warranties. The Company represents and warrants that:

(a)	it is an insurance company duly organized and in good standing under TX insurance law;

(b)

its entering into and performing its obligations under this letter agreement does not and will not violate its charter documents or by-laws, rules or regulations, or any agreement to which it is a party; and

(c)	it will keep confidential any information acquired in connection with the matters contemplated by this letter agreement regarding the business and affairs of the Trust, GSAM and their affiliates.

9. Interpretation. This letter agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws, subject to the following rules:

(a)

This letter agreement shall be subject to the provisions of the Act, and the rules, regulations and rulings thereunder, including such exemptions from that statute, rules and regulations as the SEC may grant, and the terms herein shall be limited, interpreted and construed in accordance therewith.

(b)	The captions in this letter agreement are included for convenience of reference and in no way define or delineate any of the provisions herein or otherwise affect their construction or effect.

10. Amendment. This letter agreement may be amended only upon mutual agreement of the parties hereto in writing.

11. Counterparts. This letter agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

If this letter agreement is consistent with your understanding of the matters we discussed concerning your administrative services, kindly sign below and return a signed copy to us.

Very truly yours,

Goldman, Sachs Asset Management, L.P.

By:	/s/ James McNamara
Name: James McNamara
Title: Global Head of GSAM Third Party Distribution

Acknowledged and Agreed to:

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Joe Vap
Name: Joe Vap
Title: Chief Financial Officer

SCHEDULE A

Maintenance of books and records

Record issuance of shares

Record transfers (via net purchase orders)

Reconciliation and balancing of the Separate Account at the Trust level in the general ledger, at various banks and within systems interface to the summary of each Contract Owner’s position

Fund-related Contract Owner services

Printing and mailing costs associated with dissemination of Trust prospectus to existing Contract Owners

Telephonic support for Contract Owners with respect to inquiries about the Trust (but not inquiries about the Contracts) unrelated to the sales of Contracts or distribution of Trust shares

Trust proxies (solicitation of voting instructions and preparation of materials, inclusive of printing, distribution, tabulation, and reporting)

Printing and mailing costs associated with dissemination of Trust reports and notices to existing Contract Owners

Other administrative support

Sub-accounting services

Providing other administrative support to the Trust as mutually agreed between insurer and the Trust

Relieving the Trust of the burden of providing other usual or incidental administrative services provided to individual shareholders

SCHEDULE B

Administrative Services Agreements

Temporary Service Organization Fee Waiver

Re: Administrative Services Fee Waiver

In accordance with the Goldman Sachs Variable Insurance Trust’s (“Trust”) established policies, all or substantially all of the net investment income for each share class of the Goldman Sachs Variable Insurance Trust Money Market Fund (“Money Market Fund”) is declared as a dividend to shareholders daily. However, there may be times when yields in the U.S. money markets are low and in order to help assure that the investments of your customers in the Money Market Fund earn a daily net return, we may decide when certain conditions arise (discussed below) to waive fees that may typically be paid to you under the Administrative Services Agreement.

Methodology for Calculating the Fee Waiver

Such fee waivers to Administrative Services Fees to which you would otherwise be entitled as follows:

We will calculate, at our sole discretion, the amount by which your Administrative Services Fee will be waived for any given share class of the Money Market Fund for any given month. Such amount shall be referred to as your “Administrative Services Fee Waiver” for the month, and will be established as described below based on a percentage of the amount by which Goldman Sachs Asset Management, L.P. (“GSAM”) must waive its management fee.

The rate by which management fees for the Money Market Fund will be waived shall be calculated on a daily basis (the “Daily Management Fee Waiver Rate”) based on our good faith calculation as to the amount necessary to ensure that the Annualized Yield (as defined below) for any class of the Money Market Fund on such day would not be less than 0.01% (or such lower yield as we determine in our sole discretion).

At the end of each month, the Trust will calculate an asset-weighted average of each day’s Daily Management Fee Waiver Rate (the “Average Daily Management Fee Waiver Rate”). In order to determine the rate by which your administrative services fees will be waived in a given month (your “Monthly Administrative Services Fee Waiver Rate”), the Trust will then multiply the Average Daily Management Fee Waiver Rate for the month by your “Administrative Services Fee Waiver Percentage” for the Money Market Fund and share class. Your Administrative Services Fee Waiver Percentage shall be equal to the annualized Administrative Services Fee rate otherwise payable to you with respect to a given fund and share class divided by the annualized Management Fee rate payable to GSAM (gross of the Daily Management Fee Waiver Rate).

Your Administrative Services Fee Waiver for the month will then be calculated by applying your Monthly Administrative Services Fee Waiver Rate to the amount of Administrative Services Fees to which you would otherwise be entitled.

For purposes of the fee waiver described above:

(A) “Annualized Yield” will be calculated net of advisory and operating expenses in accordance with the standardized methodology prescribed by the Securities and Exchange Commission in Form N-1A, Item 21(a)(1), except that each Annualized Yield will be calculated for a one-day period rather than a seven-day period.

(B) The amount of the daily Administrative Services Fee Waiver for any given month or share class will, in no event, be greater than the Administrative Services Fee payable to you with respect to the same share class for the same day, without reference to the Administrative Services Fees payable to you on such share class for any other day, or to the Annualized Yields of and Administrative Services Fees payable with respect to any other share class.

(C) The Administrative Services Fees not paid and waived for any day will be final and may not be subsequently recouped by you.

(D) The waiver of Administrative Services Fees as set forth above will terminate with respect to a particular share class of the Money Market Fund upon GSAM’s determination that the Annualized Yield is likely to remain above 0.01%, but will thereafter continue in effect with respect to all other share classes as to which this Administrative Services Fee Waiver has not been so terminated. GSAM may reinstate the payment suspension and Administrative Services Fee Waiver if it subsequently determines that the Annualized Yield is likely to fall below 0.01%.

(E) The waiver of the Administrative Services Fees as stated herein does not affect or alter in any way any of your other undertakings, if any, to waive such Fees under any provision of the Administrative Services Agreements.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT TO THE

ADMINISTRATIVE SERVICES AGREEMENT

BY AND BETWEEN

JEFFERSON NATIONAL LIFE INSURANCE COMPANY AND

GOLDMAN, SACHS ASSET MANAGEMENT, L.P.

THIS AMENDMENT to the Administrative Services Agreement (the “Amendment”) is made and entered into this 28 day of March, 2014 by and between Jefferson National Life Insurance Company (“you” or the “Company”) and Goldman, Sachs Asset Management, L.P. (“we” or “GSAM”) concerning certain administrative services to be provided by you, with respect to the Goldman Sachs Variable Insurance Trust (the “Trust”).

WHEREAS, the Company and GSAM entered into an Administrative Services Agreement on November 15, 2013 (the “Agreement”); and

WHEREAS, the Company and GSAMwish to amend tile Agreement to reflect the offering of Advisor Shares of certain series of the Trust; and

WHEREAS, Section 10 of the Agreement provides that the Agreement may be amended upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company and GSAM hereby agree as follows:

1. Unless otherwise noted or amended herein, all terms used in this Amendment shall have the same meaning as in the Agreement.

2. Except as hereby amended, the Agreement remains in full force and effect in accordance with its terms.

3. Section 5 of the Agreement is amended to include the following fee schedule:

Advisor Share Class:
Goldman Sachs Multi-Strategy	[**]%
Alternatives Portfolio

4. All references in Section 5 of the Agreement to the average aggregate net asset value and total number of shares of the Trust held by the Separate Account shall refer to shares of the applicable Fund and share class.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified above.

Goldman, Sachs Asset Management, L.P.

By:	/s/ Greg R Wilson

Name:	Greg R Wilson
Title:	Managing Director

Jefferson National Life Insurance Company

By:	/s/ Craig A. Hawley
Name: Craig A . Hawley
Title: General Counsel & Secretary

2

AMENDMENT TO THE

ADMINISTRATIVE SERVICES AGREEMENT

BY AND BETWEEN

JEFFERSON NATIONAL LIFE INSURANCE COMPANY AND

GOLDMAN, SACHS ASSET MANAGEMENT, L.P.

THIS AMENDMENT to the Administrative Services Agreement (the “Amendment”) is made and entered into this 15th day of January, 2015, by and between Goldman, Sachs Asset management, L.P. (“we” or “GSAM”), and Jefferson National Life Insurance Company (“Original Company”) and Jefferson National Life Insurance Company of New York (“New Company” and, together with original Company, the “Insurance Companies” and, each, an “Insurance Company”), concerning certain administrative services to be provided by the Insurance Companies, with respect to the Goldman Sachs Variable Insurance Trust (the “Trust”).

WITNESSETH:

WHEREAS, Original Company and GSAM have entered into an Administrative Services Agreement, dated November 15, 2013 and amended on March 28, 2014 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, Original Company and GSAM desire to amend the Agreement to include New Company as a party to the Agreement, and Original Company and New Company each desires to be a party to the Agreement as a “Company” or “you” as those terms are used in the Agreement; and

WHEREAS, Section 10 of the Agreement provides that the Agreement may be amended upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, GSAM and each of the Insurance Companies, severally and not jointly, agree that the Agreement shall be further amended as follows:

1.

Addition of Parties. New Company is hereby added as a party to the Agreement; each shall be a Company under the Agreement, subject to provisions of the Agreement applicable to the “Company” and “you”; all references in the Agreement to the “Company” or “you” shall refer to each of Original Company and New Company, severally and not jointly; all references to a “Separate Account” shall refer to an account of the relevant Company; and all references to a “Contract” shall refer to contracts issued by the relevant Company and its Separate Account.

2.

Agreement to be Bound. Each of the parties hereto agrees that upon execution of this Amendment, each Insurance Company shall be a party to the Agreement, as amended herein (the “Amended Agreement”) and shall be fully bound by, and subject to, all of the covenants, representations, terms and conditions of the Amended Agreement as though an original party to the Agreement and shall be treated as a Company for all purposes under the Amended Agreement.

3.	Amendment to Section 2. The first sentence of Section 2 of the Agreement is deleted in its entirety and replaced with the following:

Original Company is a Texas life insurance company; New Company is a New York life insurance company.

4.	Amendment to Section 8. Section 8(a) of the Agreement is deleted in its entirety and replaced with the following:

(a)

(i) it is an insurance company duly organized and in good standing under Texas insurance law (Original Company); (ii) it is an insurance company duly organized and in good standing under New York insurance law (New Company);

5.	Except as hereby amended, the Agreement remains in full force and effect in accordance with it terms.

***SIGNATURE PAGE FOLLOWS***

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS ASSET MANAGEMENT, L.P. (GSAM)

Date:	By:
Name:
Title:

JEFFERSON NATIO LIFE INSURANCE COMPANY (Original Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
(New Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT TO THE

ADMINISTRATIVE SERVICES AGREEMENT

BY AND BETWEEN

JEFFERSON NATIONAL LIFE INSURANCE COMPANY,

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK AND

GOLDMAN, SACHS ASSET MANAGEMENT, L.P.

THIS AMENDMENT to the Administrative Services Agreement (the “Amendment”) is made and entered into this 15th day of March, 2016, by and between Goldman, Sachs Asset management, L.P. (“we” or “GSAM”), and Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (each a “Company” and, together, the “Companies”), concerning certain administrative services to be provided by each Company with respect to the Goldman Sachs Variable Insurance Trust (the “Trust”).

WITNESSETH:

WHEREAS, the Companies and GSAM have entered into an Administrative Services Agreement, dated November 15, 2013 and amended on March 28, 2014 and January 15, 2015 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, the Companies and GSAM desire to amend the Agreement to reflect the offering of Advisor Shares of certain series of the Trust; and

WHEREAS, Section 10 of the Agreement provides that the Agreement may be amended upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, GSAM and each Company, severally and not jointly, agree that the Agreement shall be further amended as follows:

1. Unless otherwise noted or amended herein, all terms used in this Amendment shall have the same meaning as in the Agreement.

2. Except as hereby amended, the Agreement remains in full force and effect in accordance with its terms.

3. The Advisor Share Class fee schedule set forth in Section 5 of the Agreement is hereby deleted and replaced with the following Advisor Share Class fee schedule:

Advisor Share Class:
Goldman Sachs Strategic Income Fund	[**]%
Goldman Sachs Multi-Strategy	[**]%
Alternatives Portfolio

***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS ASSET MANAGEMENT, L.P.

Date:	By:

JEFFERSON NATIONAL LIFE INSURANCE COMPANY (Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS

BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

AMENDMENT TO THE

ADMINISTRATIVE SERVICES AGREEMENT

BY AND BETWEEN

JEFFERSON NATIONAL LIFE INSURANCE COMPANY,

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK AND

GOLDMAN, SACHS ASSET MANAGEMENT, L.P.

THIS AMENDMENT to the Administrative Services Agreement (the “Amendment”) is made and entered into this 10111 day of May, 2016, by and between Goldman, Sachs Asset management, L.P. (“we” or “GSAM”), and Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (each a “Company” and, together, the “Companies”), concerning certain administrative services to be provided by each Company with respect to the Goldman Sachs Variable Insurance Trust (the “Trust”). The terms of this Agreement will be effective as of October 30, 2015.

WITNESSETH:

WHEREAS, the Companies and GSAM have entered into an Administrative Services Agreement, dated November 15, 2013 and amended on March 28, 2014 and January 15, 2015 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, the Companies and GSAM desire to amend the Agreement to reflect the offering of Advisor Shares of certain series of the Trust; and

WHEREAS, Section 10 of the Agreement provides that the Agreement may be amended upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafler set forth, and intending to be legally bound, GSAM and each Company, severally and not jointly, agree that the Agreement shall be further amended as follows:

1%. Unless otherwise noted or amended herein, all terms used in this Amendment shall have the same meaning as in the Agreement.

2. Except as hereby amended, the Agreement remains in full force and effect in accordance with its terms.

3. The Advisor Share Class fee schedule set forth in Section 5 of the Agreement is hereby deleted and replaced with the following Advisor Share Class fee schedule:

Advisor Share Class:
Goldman Sachs Strategic Income Fund	[**]%
Goldman Sachs Multi-Strategy	[**]%
Alternatives Portfolio

***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS, ASSET MANAGEMENT, L.P. (GSAM)

Date:	By:
Name:
Title: Managing Director

JEFFERSON NATIONAL LIFE INSURANCE COMPANY (Company)

Date: 5/27/16	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

JEFFERSON NATIONAL LIFF. INSURANCE COMPANY OF NEW YORK (Company)

Date: 5/27/16	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

2

AMENDMENT TO THE

ADVISOR CLASS SERVICES AGREEMENT

BY AND BETWEEN

GOLDMAN, SACHS & CO. AND

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

THIS AMENDMENT TO THE ADVISOR CLASS SERVICES AGREEMENT (the “Amendment”) is made and entered into this 15th day of January, 2015, by and between GOLDMAN, SACHS & CO. (“Goldman Sachs”), and JEFFERSON NATIONAL LIFE INSURANCE COMPANY (“Original Company”) and JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (“New Company” and, together with original Company, the “Insurance Companies” and, each, an “Insurance Company”).

WITNESSETH:

WHEREAS, Original Company and Goldman Sachs have entered into an Advisor Class Services Agreement, dated March 24, 2014 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, Goldman Sachs and Original Company desire to amend the Agreement to include New Company as a party to the Agreement, and Original Company and New Company each desires to be a party to the Agreement as a “Company” or “you” as those terms are used in the Agreement; and

WHEREAS, Section 8 of the Agreement provides that the Agreement may be amended by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, Goldman Sachs and each of the Insurance Companies, severally and not jointly, agree that the Agreement shall be further amended as follows:

The first sentence of the second paragraph of the Agreement is deleted in its entirety and replaced with the following:

Jefferson National Securities Corporation is a broker-dealer and the principal underwriter of variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued through one or more separate accounts by Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (each, the “Company”).

2.

Addition of Parties. New Company is hereby added as a party to the Agreement; each shall be a Company under the Agreement, subject to provisions of the Agreement applicable to the “Company” and “you”; all references in the Agreement to the “Company” or “you” shall refer to each of Original Company and New Company, severally and not jointly; all references to the “Contract Underwriter” shall refer to the relevant Company together with Jefferson National Securities Corporation; all references to an “account” or “separate account” shall refer to an account of the relevant Company; and all references to a “Contract” shall refer to contracts issued by the relevant Company and its account.

3.

Agreement to be Bound. Each of the parties hereto agrees that upon execution of this Amendment, each Insurance Company shall be a party to the Agreement, as amended herein (the “Amended Agreement”) and shall be fully bound by, and subject to, all of the covenants, representations, terms and conditions of the Amended Agreement as though an original party to the Agreement and shall be treated as a Company for all purposes under the Amended Agreement.

4.	Amendment to Section 5. Section 5 of the Agreement is deleted in its entirety and replaced with the following:

5.

Anti-Money Laundering. The Company, its agents and affiliates, including Jefferson National Securities Corporation, are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. Among other matters, those policies and procedures include the identification of Contract owners and the source of moneys provided by Contract owners, the identification of “suspicious transactions” and the adoption of anti-money laundering programs. As a consequence, you hereby agree that you and Jefferson National Securities Corporation will identify your Contract owners underlying each transaction and the source of the moneys used for each transaction, and will identify whether such transactions are “suspicious transactions.” In addition, you hereby agree that you and Jefferson National Securities Corporation will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. Without limiting the generality of the foregoing, you agree that you and Jefferson National Securities Corporation will assist the Company in complying with the “anti-money laundering” provisions of the Participation Agreement.

5.	Amendment to Section 6. The first sentence of Section 6 of the Agreement is deleted in its entirety and replaced with the following:

The Company hereby represents, warrants and covenants to Goldman Sachs:

6.	Amendment to Section 8. Section 8 of the Agreement is deleted in its entirety and replaced with the following:

8.

Amendment; Termination. The Agreement may be amended by a written instrument executed by all of the parties and may be terminated by Goldman Sachs or the Company at any time on 60 days’ written notice mailed or delivered to the other parties at the addresses set forth below. The Agreement will also terminate automatically with respect to Advisor Shares of a Fund upon termination of the Participation Agreement with respect to the Fund or Advisor Shares.

2

If to Goldman Sachs:

200 West Street

New York, New York 10282

If to Original Company:

Jefferson National Life Insurance Company

10350 Ormsby Park Place

Louisville, KY 40223

If to New Company:

Jefferson National Life Insurance Company Of New York

10350 Ormsby Park Place

Louisville, KY 40223

7.	Except as hereby amended, the Agreement remains in full force and effect in accordance with it terms.

***SIGNATURE PAGE FOLLOWS***

3

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS & CO. (Goldman Sachs)

Date:	By:
Name:
Title:

JEFFERSON NATIONAL LIFE INSURANCE COMPANY (Original Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (New Company)

Date:	By:	/s/ Craig A. Hawley
Name: Craig A. Hawley
Title: General Counsel

4

AMENDMENT TO THE

ADVISOR CLASS SERVICES AGREEMENT

BY AND BETWEEN

GOLDMAN, SACHS & CO.,

JEFFERSON NATIONAL LIFE INSURANCE COMPANY AND

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

THIS AMENDMENT TO THE ADVISOR CLASS SERVICES AGREEMENT (the “Amendment”) is made and entered into this 15th day of March, 2016, by and between GOLDMAN, SACHS & CO. (“Goldman Sachs”), and JEFFERSON NATIONAL LIFE INSURANCE COMPANY and JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (each a “Company” and, together, the “Companies”).

WITNESSETH:

WHEREAS, the Companies and Goldman Sachs have entered into an Advisor Class Services Agreement, dated March 24, 2014 and amended on January 15, 2015 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, Goldman Sachs and the Companies desire to reflect the offering of Advisor Shares of certain series of the Trust; and

WHEREAS, Section 8 of the Agreement provides that the Agreement may be amended by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, Goldman Sachs and each Company, severally and not jointly, agree that the Agreement shall be further amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the attached Schedule A.

***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS & CO (Goldman Sachs)

Date:	By:	illegible
Name:
Title:

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

	By:	/s/ Craig A. hawley
(Company)

Date:	By:
Name: Craig A. Hawley
Title: General Counsel & Secretary

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (Company)

Date:	By:	/s/ Craig A . Hawley
Name: Craig A. Hawley
Title: General Counsel & Secretary

2

Schedule A

FUNDS

Goldman Sachs Global Trends Allocation Fund

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Strategic Income Fund

3

AMENDMENT TO THE

ADVISOR CLASS SERVICES AGREEMENT

BY AND BETWEEN

GOLDMAN, SACHS & CO.,

JEFFERSON NATIONAL LIFE INSURANCE COMPANY AND

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

THIS AMENDMENT TO THE ADVISOR CLASS SERVICES AGREEMENT (the “Amendment”) is made and entered into this 10th day of May, 2016, by and between GOLDMAN, SACHS & CO. (“Goldman Sachs”), and JEFFERSON NATIONAL LIFE INSURANCE COMPANY and JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (each a “Company” and, together, the “Companies”).The terms of this Agreement will be effective as of October 30, 2015.

WITNESSETH:

WHEREAS, the Companies and Goldman Sachs have entered into an Advisor Class Services Agreement, dated March 24, 2014 and amended on January 15, 2015 (the “Agreement”), which is incorporated herein by reference;

WHEREAS, Goldman Sachs and the Companies desire to reflect the offering of Advisor Shares of certain series of the Trust; and

WHEREAS, Section 8 of the Agreement provides that the Agreement may be amended by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, Goldman Sachs and each Company, severally and not jointly, agree that the Agreement shall be further amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the attached Schedule A.

***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

GOLDMAN, SACHS & CO. (Goldman Sachs)

Date:	By:	illegible
Name:
Title:

JEFFERSON NATIONAL LIFE INSURANCE COMPANY (Company)

Date: 5/27/16	By:	/s/ Craig A. Hawley
Name: Craig A Hawley
Title: General Counsel & Secretary

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (Company)

Date: 5/27/16	By:	/s/ Craig A. Hawley
Name: Craig A Hawley
Title: General Counsel & Secretary

2

Schedule A

FUNDS

Goldman Sachs Global Trends Allocation Fund

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Strategic Income Fund

3